Exhibit 99.1

EnergySolutions Amends Energy Capital Partners Merger Agreement

ECP’s ‘Best and Final’ Agreement Approved by EnergySolutions Board of Directors

Increased Offer Price from $3.75 to $4.15 Per Share

Salt Lake City, Utah — April 5, 2013 — EnergySolutions, Inc. (NYSE - ES), a leader in nuclear commercial services, today announced that it has signed an amendment to its definitive acquisition agreement with a subsidiary of Energy Capital Partners II, LLC (“Energy Capital” or “ECP”). Under the terms of the amended agreement, EnergySolutions’ shareholders will now receive $4.15 in cash for each share of common stock.

Carlson Capital, L.P., the largest beneficial institutional owner of the Company’s stock, who had previously voiced opposition to the acquisition, has informed the Company that they intend to vote in favor of the transaction based on the amended terms.

“We are extremely pleased to have reached this amended agreement with Energy Capital,” stated David Lockwood, CEO and President of EnergySolutions.  “We strongly believe that this offer provides compelling value for our shareholders and will enables us to continue to execute on our strategic plan by providing the investment capital to de-lever our balance sheet and grow our business. We have been able to visit with many of our larger shareholders and value their support of this transaction.”

“We have increased the purchase price principally to gain broader support of shareholders for this transaction,” said Tyler Reeder, a Partner at ECP. “The increased offer reflects our dedication to EnergySolutions and the important work that they do.” ECP also stated that the enhanced Merger Consideration Constitutes a “best and final” offer.

The ECP acquisition of EnergySolutions is subject to remaining closing conditions, including regulatory approvals by the Nuclear Regulatory Commission and the State of Utah as well as approval by EnergySolutions’ stockholders at the special stockholders meeting on April 26, 2013.

EnergySolutions offers customers a full range of integrated services and solutions, including nuclear operations, characterization, decommissioning, decontamination, site closure, transportation, nuclear materials management, processing, recycling, and disposition of nuclear waste, and research and engineering services across the nuclear fuel cycle.

Energy Capital Partners is a private equity firm with offices in Short Hills, New Jersey and San Diego, California. Energy Capital Partners has over $8 billion of capital commitments under management and is focused on investing in the power generation, electric transmission, midstream gas, renewable energy, oil field services and environmental services sectors of North America’s energy infrastructure. The fund’s management has substantial experience leading successful energy companies and energy infrastructure investments. For more information, visit www.ecpartners.com.

Forward-Looking Statements

This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed acquisition may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners a termination fee, including the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally, as well as the potential difficulties in employee retention as a result of the merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against the Company related to the merger agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Additional Information About the Acquisition and Where to Find it

In connection with the proposed acquisition, EnergySolutions has filed relevant materials with the SEC, including a proxy statement. Investors and security holders of EnergySolutions are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about EnergySolutions, the proposed acquisition and the parties to the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by EnergySolutions and Energy Capital Partners with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by EnergySolutions may be obtained free of charge by directing such request to: EnergySolutions Investor Relations at 1-801-649-2000 or from the investor relations website portion of EnergySolutions’ website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

EnergySolutions and its directors and executive officers may be deemed to be participants in the solicitation of proxies from EnergySolutions’ stockholders in respect of the proposed acquisition. Information regarding EnergySolutions’ directors and executive officers is contained in EnergySolutions’ Annual Report on Form 10-K for the year ended December 31, 2012, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which EnergySolutions has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of EnergySolutions and their respective interests with respect to the proposed acquisition by security holdings or otherwise, which may be different than those of EnergySolutions’ stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

Contact Information

Richard Putnam	Mark Walker
Investor Relations	Media Relations
801-303-0185	801-649-2194